UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

            Date of Report (Date of earliest reported): June 27, 2006

                             BJ'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

        California                  0-21423                    33-0485615
        ----------                  -------                    ----------
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)

             16162 Beach Boulevard
                   Suite 100
         Huntington Beach, California                         92647
         ----------------------------                         -----
    (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (714) 848-3747
                                                           --------------

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

On June 27, 2006, BJ's Restaurants, Inc., a California corporation (the "Registrant"), announced the Company was named to the Fortune Small Business Top 100 List of fastest growing small public companies for 2006. The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1. The information in this Form 8-K and Exhibits attached hereto are being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Exhibits

          Exhibit No.      Description

             99.1          Press Release dated June 27, 2006


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BJ'S RESTAURANTS, INC.
June 27, 2006                       (Registrant)

                                    By:  /s/ GERALD W. DEITCHLE
                                        -----------------------
                                         Gerald W. Deitchle
                                         Chief Executive Officer, President and
                                         Director

                                    By:  /s/ GREGORY S. LEVIN
                                        ---------------------
                                         Gregory S. Levin
                                         Chief Financial Officer